UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2025

Moatable, Inc.

(Exact Name of Registrant as specified in its charter)

Commission file number: 001-35147

Cayman Islands	45 West Buchanan Street, Phoenix, Arizona, 85003	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

(623) 473-5749
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
None	MTBLY	N/A

* The registrant’s American depositary shares, each representing 45 Class A ordinary shares, are quoted over-the-counter on the Pink Limited Market under the trading symbol “MTBLY”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 11, 2025, Moatable US Holdco, Inc., Lofty, Inc., and Trucker Path, Inc., each wholly owned subsidiaries of the Moatable, Inc. (the “Company”), jointly and severally as borrowers (the “Borrowers”), entered into a new $9.75 million senior secured credit facility (the “Credit Facility”) pursuant to that certain loan agreement (the “Loan Agreement”), dated as of September 11, 2025, with PNC Bank, National Association (“PNC”), as lender. The Borrowers borrowed $9.75 million under the Credit Facility on September 11, 2025. The proceeds from the Credit Facility will fund all or a portion of any purchases of the Company’s Class A Ordinary Shares (including Class A Ordinary Shares represented by American Depositary Shares (“ADSs”)) in the Company’s tender offer to purchase up to 225,000,000 Class A Ordinary Shares (including Class A Ordinary Shares represented by ADSs), at a price of $3.00/45 per Class A Ordinary Share (or $3.00 per ADS), net to the seller in cash, less any applicable withholding taxes, and, in the case of ADSs, less a cash distribution fee of $0.05 per ADS accepted for purchase in the tender offer that will be paid to Citibank, N.A., the Company’s ADS Depositary, and without interest.

The Credit Facility will mature on October 31, 2026. Borrowings under the Credit Facility will bear interest at a rate per annum equal to the Daily Simple SOFR (as defined in the Loan Agreement) plus 1.50%, plus a credit spread adjustment of 0.1%. The Borrower will also be required to pay a commitment fee for the unused portion of the Credit Facility of 0.15%.

Any borrowings under the Credit Facility may be repaid, in whole or in part, at any time and from time to time without any other premium or penalty. Any amounts repaid under the Credit Facility may not be reborrowed. The Credit Facility does not require any mandatory prepayments or amortization payments.

The Credit Facility will be 100% cash collateralized. Additionally, the Company will establish an interest reserve equal to three months’ worth of interest payments.

The Loan Agreement contains certain customary representations and warranties and customary restrictive covenants including covenants regarding additional indebtedness, asset transfers, liens, investments and acquisitions, transactions with affiliates, prepayments of indebtedness, and restricted payments. The Loan Agreement also contains certain customary events of default. If an event of default has occurred and continues beyond any applicable cure period, interest will accrue at 2% per annum higher than the rate of interest applicable.

The foregoing description does not purport to be complete and is qualified in all respects by reference to the full text of the Loan Agreement, that certain Line of Credit Note, dated as of September 11, 2025 and that certain Pledge Agreement, dated as of September 11, 2025, by and among Moatable US Holdco, Inc., Trucker Path, Inc. and PNC Bank, National Association, copies of which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1#	Loan Agreement, dated as of September 11, 2025, by and among Moatable US Holdco, Inc., Lofty, Inc. and Trucker Path, Inc., as borrowers, and PNC Bank, National Association, as the lender party thereto
10.2	Line of Credit Note, dated as of September 11, 2025, by and among Moatable US Holdco, Inc., Lofty, Inc. and Trucker Path, Inc., as borrowers, and PNC Bank, National Association, as the lender party thereto
10.3#	Pledge Agreement, dated as of September 11, 2025, by and among Moatable US Holdco, Inc., Trucker Path, Inc. and PNC Bank, National Association
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

# Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

Forward Looking Statements

This Current Report on Form 8-K contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the Company’s intention to use the proceeds from the Credit Facility to repurchase Class A Ordinary Shares (including Class A Ordinary Shares represented by ADSs) accepted for purchase in the tender offer. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from expectations discussed in the forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including the Company’s ability to comply with the covenants contained in the Credit Agreement. Further information on such risks, uncertainties and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements are included in the section titled “Risk Factors” included under Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2024 and updates in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. Any forward-looking statement speaks only as of the date on which it is made, and you should not place undue reliance on forward-looking statements. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOATABLE, INC.

	By:	/s/ Scott Stone
Date: September 12, 2025		Scott Stone
Chief Financial Officer